UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2020
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Section 4 - Matters Related to Accountants and Financial Statements.

Item 4.01 Change in Registrant's Certifying Accountant.

On May 29, 2020, the Board of Directors (the "Board") of Uranium Energy Corp (the "Company") approved and authorized the termination of Ernst & Young LLP ("E&Y") as its independent registered public accounting firm.  On the same date, the Board approved and authorized the engagement of PricewaterhouseCoopers LLP ("PwC") as the Company's new independent registered public accounting firm.

E&Y's report on our financial statements dated October 14, 2019, for the two most recent fiscal years ended July 31, 2019 and 2018, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the two most recent fiscal years ended July 31, 2019 and 2018, and in the subsequent interim periods through the effective date of termination of E&Y on May 29, 2020, there were no disagreements, resolved or not, with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the Company's two most recent fiscal years ended July 31, 2019 and 2018 and in any subsequent interim periods through the effective date of termination of E&Y on May 29, 2020, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided E&Y with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the statements made in this current report on Form 8-K, and if not, stating the aspects with which it does not agree.  A copy of the letter from E&Y, dated May 29, 2020, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended July 31, 2019 and 2018 and any subsequent interim periods through the effective date of appointment of PwC on May 29, 2020, we had not, nor had any person on our behalf, consulted with PwC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had PwC provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit	Description
16.1	Letter from Ernest & Young LLP, dated May 29, 2020, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 1, 2020.	URANIUM ENERGY CORP. By: /s/ Pat Obara Pat Obara, Secretary and Chief Financial Officer

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